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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (Date of earliest event reported): JANUARY 6, 2003



                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



      333-84903-1                                        13-3983670
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 332-2335
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.       Changes in Registrant's Certifying Accountant

       J.L. French Automotive Castings, Inc. (the "Company") determined to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen") and to engage the services of Deloitte & Touche LLP as its new independent auditors. As a result, Deloitte & Touche LLP will audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2002. The appointment of Deloitte & Touche LLP was recommended by the Company's audit committee. In June 2002, Arthur Andersen informed the Company that it would be unable to provide further services to the Company. Shortly thereafter, the Company engaged Deloitte & Touche to review its second and third quarter financial statements.

       Arthur Andersen's reports on the Company's consolidated financial statements for the past fiscal two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past fiscal two years and through the date of this Form 8-K (the "Relevant Period"), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such years. There wee no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

       The Company has provided a copy of the foregoing statements to Arthur Andersen. The Company has been unable to contact Arthur Andersen to obtain a letter from them regarding the change in certifying accountant.

       During the Relevant Period (except as otherwise noted), neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matters or Reportable Events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.       Financial Statements and Exhibits

              None



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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    J.L. French Automotive Castings, Inc.


Dated:  January 14, 2003            By:

                                    /s/ Mark S. Burgess
                                    --------------------------------------------
                                    Mark S. Burgess
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)